China Baicaotang Medicine Limited

 Unaudited Pro Forma Condensed
Combined Financial Statements
 (Stated in US dollars)

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Financial Statements

Index to Unaudited Pro Forma Condensed Combined Financial Statements

Pages

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	1

Unaudited Pro Forma Condensed Combined Balance Sheet	2 - 3

Unaudited Pro Forma Condensed Combined Statements of Income and Comprehensive Income	4 - 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6 - 7

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the acquisition of China Baicaotang Medicine Limited, (the “Company”) by Ingenious Paragon Global Limited (“Ingenious”) (the “Exchange Transaction”).

The unaudited pro forma condensed combined financial statements were prepared using the historical financial statements of the Company and historical consolidated financial statements of Ingenious. Please note that the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and historical consolidated financial statements of Ingenious, respectively.  The Company’s financial information can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and quarterly report on Form 10-Q for the three and six months ended September 30, 2009. The financial information of Ingenious is filed together with this Pro Forma Condensed Combined Financial Statements on this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2009 combines the unaudited condensed balance sheet of the Company as of September 30, 2009 and the unaudited condensed consolidated balance sheet of Ingenious as of September 30, 2009 and assumes that the Exchange Transaction was consummated on September 30, 2009.

The unaudited pro forma condensed combined statements of income and comprehensive income for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume that the Exchange Transaction was consummated on January 1, 2008.  The unaudited pro forma condensed combined statement of income and comprehensive income for the year ended December 31, 2008 combines the audited statement of income and comprehensive income of the Company for the year ended March 31, 2009 and the audited consolidated statement of income and comprehensive income of Ingenious for the year ended December 31, 2008.  The unaudited pro forma condensed combined statement of income and comprehensive income for the nine months ended September 30, 2009 combines the unaudited condensed statement of income and comprehensive income of the Company for the six months ended September 30, 2009 and the unaudited condensed consolidated statement of income and comprehensive income Ingenious for the nine months ended September 30, 2009.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Exchange Transaction occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Exchange Transaction.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2009
(Stated in US Dollars)

	The Company	Ingenious
	As of September 30,	As of September 30,	Pro Forma		Pro Forma
	2009	2009	Adjustments		Combined
ASSETS
Current assets

Cash and cash equivalents	$23,194	$12,572,912	$5,080,860	(b)	$17,676,966
Restricted cash	-	3,227,300	-		3,227,300
Trade receivables, net	-	26,219,135	-		26,219,135
Amount due form related companies	-	4,350,763	-		4,350,763
Other receivables, prepayments and deposits	-	3,114,088	-		3,114,088
Inventories	-	9,890,298	-		9,890,298
Deferred taxes	-	60,164	-		60,164

Total current assets	23,194	59,434,660	5,080,860		64,538,714
Goodwill	-	107,968	-		107,968
Other intangible asset	-	697,454	-		697,454
Property, plant and equipment, net	-	12,241,489	-		12,241,489
Land use rights	-	15,412,073	-		15,412,073
Deposit for acquisition of property,
plant and equipment	-	277,231	-		277,231
Deferred taxes	-	686,257	-		686,257

TOTAL ASSETS	$23,194	$88,857,132	$5,080,860		$93,961,186

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2009
(Stated in US Dollars)

	The Company	Ingenious
	As of September 30,	As of September 30,	Pro Forma		Pro Forma
	2009	2009	Adjustments		Combined
LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables	$500	$19,309,515	$-		$19,310,015
Bills payable	-	4,125,962	-		4,125,962
Other payables and accrued expenses	-	5,158,341	-		5,158,341
Amount due to directors	-	712,803	-		712,803
Amount due to related companies	-	43,738	-		43,738
Income tax payable	-	657,106	-		657,106
Secured bank loans	-	9,310,427	-		9,310,427
Other loans	-	1,639,650	-		1,639,650
Retirement benefits costs	-	65,218	-		65,218

Total current liabilities	500	41,022,760	-		41,023,260
Secured long-term bank loans	-	3,643,118	-		3,643,118
Retirement benefits costs	-	206,876	-		206,876

TOTAL LIABILITIES	500	44,872,754	-		44,873,254

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY

Common stock : par value $1 per share
Authorized 50,000 shares and
50,000 share issued and outstanding	-	50,000	(50,000)	(a)	-

Common stock : par value $0.001 per share			32,000	(a)
Authorized 100,000,000 shares and			2,489	(b)
5,500,000 shares issued and outstanding	5,500	-	(2,900)	(c)	37,089

			18,000	(a)
			5,078,371	(b)
			2,900	(c)
Additional paid-in capital	59,500	9,578,632	(42,306)	(d)	14,695,097
Statutory and other reserves	-	1,431,174			1,431,174
Accumulated other comprehensive income	-	2,078,091			2,078,091
(Accumulated deficit)/Retained earnings	(42,306)	30,846,481	42,306	(d)	30,846,481

TOTAL STOCKHOLDERS’ EQUITY	22,694	43,984,378	5,080,860		49,087,932

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$23,194	$88,857,132	$5,080,860		$93,961,186

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Statements of Income and Comprehensive Income
Year ended December 31, 2008
(Stated in US Dollars)

	The Company	Ingenious
	Year ended	Year ended
	March 31,	December 31,	Pro Forma	Pro Forma
	2009	2008	Adjustments	Combined

Sales	$-	$108,991,329	$-	$108,991,329
Cost of sales	-	79,361,987	-	79,361,987

Gross profit	-	29,629,342	-	29,629,342

Operating expenses
Administrative expenses	15,156	3,341,605	-	3,356,761
Research and development expenses	-	763,995	-	763,995
Selling expenses	-	2,122,153	-	2,122,153

	15,156	6,227,753	-	6,242,909

(Loss)/Income before the following items and taxes	(15,156)	23,401,589	-	23,386,433
Interest income	2	29,315	-	29,317
Other income	-	143,426	-	143,426
Finance costs	-	(1,260,290)	-	(1,260,290)

(Loss)/Income before income taxes	(15,154)	22,314,040	-	22,298,886
Income taxes	-	(5,656,878)	-	(5,656,878)

Net (Loss)/income	$(15,154)	$16,657,162	$-	$16,642,008

Other comprehensive income
Foreign currency translation adjustments	-	1,142,614	-	1,142,614

Total comprehensive (Loss)/income	$(15,154)	$17,799,776	$-	$17,784,622

Earnings per share: basic and diluted	$-	$333.1		$0.45

Weighted average number of shares
outstanding: basic and diluted	5,191,781	50,000		36,781,151

China Baicaotang Medicine Limited
Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income
Nine months ended September 30, 2009
(Stated in US Dollars)

	The Company	Ingenious
	For the six	For the nine
	months ended	months ended
	September 30,	September 30,	Pro Forma	Pro Forma
	2009	2009	Adjustments	Combined

Sales	$-	$99,473,445	$-	$99,473,445
Cost of sales	-	72,944,350	-	72,944,350

Gross profit	-	26,529,095	-	26,529,095

Operating expenses
Administrative expenses	6,222	2,807,799	-	2,814,021
Research and development expenses	-	52,969	-	52,969
Selling expenses	-	2,577,153	-	2,577,153

Total operating expenses	6,222	5,437,921	-	5,444,143

(Loss)/Income from operations	(6,222)	21,091,174	-	21,084,952
Interest income	-	65,902	-	65,902
Other income	-	70,754	-	70,754
Other expenses	-	(11,990)	-	(11,990)
Finance costs	-	(1,090,930)	-	(1,090,930)

(Loss)/Income before income taxes	(6,222)	20,124,910	-	20,118,688
Income taxes	-	(4,748,741)	-	(4,748,741)

Net (Loss)/income	$(6,222)	$15,376,169	$-	$15,369,947

Other comprehensive income
Foreign currency translation adjustments	-	25,143	-	25,143

Total comprehensive (Loss)/ income	$(6,222)	$15,401,312	$-	$15,395,090

Earnings per share: basic and diluted	$-	$307.5		$0.41

Weighted average number of shares
outstanding: basic and diluted	5,500,000	50,000		37,089,370

China Baicaotang Medicine Limited
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

1.           Basis of presentation

On December 23, 2009, the Company entered into a Share Exchange Agreement with the shareholders of Ingenious to acquire their 100% of the issued and outstanding common shares in Ingenious by issuance of 32,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Exchange Transaction”).

Following the completion of the Exchange Transaction, 2,900,000 shares of the Company’s common stock of $0.001 each, which are held by a Company’s shareholder, Lisa Lopomo, will be cancelled.

Pursuant to a Subscription Agreement entered between the Company and certain investors dated October 23, 2009, all parties agreed to complete a private placement of approximately 632.3 investment units, of which each unit consisting of (i) 3,937 shares of Common Stock and (ii) a five-year warrant to purchase 1,968 shares of the Common Stock, at a total consideration of an aggregate amount of $6,322,952.

The Exchange Transaction is deemed to be a reverse acquisition.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, the Company (the legal acquirer) is considered the accounting acquiree and Ingenious (the legal acquiree) is considered the accounting acquirer. The financial statements of the combined entity will in substance be those of Ingenious, with the assets and liabilities, and revenues and expenses, of the Company being included effective from the date of consummation of the Exchange Transaction.  The company is deemed to be a continuation of the business of Ingenious.  The outstanding stock of the Company prior to the Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.

China Baicaotang Medicine Limited.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(Stated in US Dollars)

2.     Unaudited pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)
To record the issuance of 32,000,000 shares of common stock of the Company at par value of $0.001 each to the shareholders of Ingenious in exchange for their 100% issued and outstanding common stock in Ingenious.

(b)	To record the private placement of approximately 632.3 units at a total consideration of $6,322,952 and net off with related issuance expenses of $1,242,092.

(c)	To recorded the cancellation of 2,900,000 shares of the Company’s common stock, which are held by a Company’s shareholder, Lisa Lopomo.

(d)	To recapitalize the pre-acquisition accumulated deficit for the Exchange Transaction.